UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2015

McGRAW HILL FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-1023	13-1026995
(State 01' Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street,
New York, New York 10041
(Address of Principal Executive Offices)(Zip Code)
(212) 438-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation ofthe registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2015, the Board of Directors of McGraw Hill Financial, Inc. (the "Company") voted to approve the change of the Company's principal place of business from 1221 Avenue of the Americas, New York, New York 10020 to 55 Water Street, New York, New York 10041, effective July 1, 2015. The Company filed a Certificate of Change of the Company's Certificate of Incorporation, as approved by the Board of Directors, with the Department of State of the State of New York on July 1, 2015.

A copy of the Certificate of Change of the Company's Certificate of Incorporation, dated July 1, 2015, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits. Exhibit No. Description of Exhibit
3.1. Certificate of Change of the Certificate of Incorporation of the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRAW HILL FINANCIAL, INC
By:	/s/ Scott L. Bennett
Scott L. Bennett
Executive Vice President and General Counsel
Dated: July 1, 2015